NYLI Floating Rate Fund	Summary Prospectus February 28, 2025 As revised May 1, 2025
Class/Ticker	A MXFAX Investor MXFNX C MXFCX I MXFIX R6 MXFEX SIMPLE MXFMX
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, reports to shareholders and other information about the Fund by going online to dfinview.com/NYLIM, by calling 800-624-6782 or by sending an e-mail to NYLIShareholderServices@nylim.com. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2025, as may be amended from time to time, are incorporated by reference into this Summary Prospectus.
Investment Objective

The Fund seeks high current income.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. In addition, different financial intermediary firms and financial professionals may impose different sales loads and waivers. More information about these and other discounts or waivers is available from your financial professional, in the "Information on Sales Charges" section starting on page 196 of the Prospectus and Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts, and in the "Alternative Sales Arrangements" section on page 147 of the Statement of Additional Information.

	Class A	Investor Class	Class C	Class I	Class R6	SIMPLE Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	2.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original offering price or redemption proceeds)	None [1]	None [1]	1.00%	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (as an annual percentage of the Fund's average daily net assets)[2]	0.59%	0.59%	0.59%	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	1.00%	None	None	0.50%
Other Expenses	0.12%	0.26%	0.26%	0.12%	0.05%	0.14%
Total Annual Fund Operating Expenses	0.96%	1.10%	1.85%	0.71%	0.64%	1.23%

1.  No initial sales charge applies on investments of $250,000 or more (and certain other qualified purchases referenced within “Information on Sales Charges” in the Shareholder Guide). However, a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. For more information on contingent deferred sales charges, see “Sales Charges” in the Shareholder Guide.

2. The management fee is as follows: 0.60% on assets up to $1 billion; 0.575% on assets from $1 billion to $3 billion; and 0.565% on assets over $3 billion.

Example

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods (except as indicated with respect to Class C shares). The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example also reflects Class C shares converting into Investor Class shares in years 9-10; expenses could be lower if you are eligible to convert to Class A shares instead. The Example reflects the contractual fee waiver and/or expense reimbursement arrangement, if applicable, for the current duration of the arrangement only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses After	Class A	Investor	Class C		Class I	Class R6	SIMPLE
		Class	Assuming no redemption	Assuming redemption at end of period			Class
1 Year	$ 395	$ 359	$ 188	$ 288	$ 73	$ 65	$ 125
3 Years	$ 597	$ 591	$ 582	$ 582	$ 227	$ 205	$ 390
5 Years	$ 815	$ 841	$ 1,001	$ 1,001	$ 395	$ 357	$ 676
10 Years	$ 1,443	$ 1,557	$ 1,973	$ 1,973	$ 883	$ 798	$ 1,489
Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in

MSFR01	-05/25

annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund, under normal circumstances, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of floating rate loans and other floating rate debt securities. The Fund may also purchase fixed-income and variable rate debt securities and money market securities or instruments. When NYL Investors LLC, the Fund's Subadvisor, believes that market or economic conditions are unfavorable to investors, up to 100% of the Fund's assets may be invested in money market or short-term debt securities. The Subadvisor may also invest in these types of securities or hold a higher than ordinary level of cash, while looking for suitable investment opportunities or to maintain an appropriate level of liquidity.

The Fund may invest up to 25% of its total assets in foreign securities which are generally U.S. dollar-denominated loans and other debt securities issued by one or more non-U.S. borrower(s) without a U.S. domiciled co-borrower. An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg.

Investment Process: The Subadvisor seeks to identify investment opportunities based on the financial condition and competitiveness of individual companies. The Subadvisor seeks to invest in companies with a high margin of safety that are leaders in industries with high barriers to entry. The Subadvisor prefers companies with positive free cash flow, solid asset coverage and management teams with strong track records. In virtually every phase of the investment process, the Subadvisor attempts to control risk and limit defaults.

Floating rate loans may offer a favorable yield spread over other short-term debt alternatives. Historically, floating rate loans have displayed little correlation to the movements of U.S. common stocks, high-grade bonds and U.S. government securities. Securities that are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) (such as securities rated lower than BBB- and Baa3), commonly referred to as “high-yield securities” or “junk bonds.” Floating rate loans are speculative investments and are usually rated below investment grade by an NRSRO. They typically have less credit risk and historically have had lower default rates than junk bonds. These loans are typically the most senior source of capital in a borrower's capital structure and usually have certain of the borrower's assets pledged as collateral. Floating rate loans feature rates that reset regularly, maintaining a fixed spread over the Secured Overnight Financing Rate or another reference rate or benchmark. The interest rates for floating rate loans typically reset quarterly, although rates on some loans may adjust at other intervals. Floating rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years.

The Subadvisor’s investment process relies on a comprehensive fundamental investment discipline, including, but not limited to, consideration of environmental, social and governance (“ESG”) factors that may be material to a company’s performance and prospects. In addition to internal research, the Subadvisor may use third-party ESG data to compare internal views with external perspectives.

The Subadvisor may reduce or eliminate the Fund's position in a holding if it no longer believes the holding will contribute to meeting the investment objective of the Fund. In considering whether to sell a holding, the Subadvisor may evaluate, among other things, meaningful changes in the issuer's financial condition and competitiveness. The Subadvisor continually evaluates market factors and comparative metrics to determine relative value.

Principal Risks

You can lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The investments selected by the Subadvisor may underperform the market in which the Fund invests or other investments. The Fund may receive large purchase or redemption orders which may have adverse effects on performance if the Fund were required to sell securities, invest cash or hold a relatively large amount of cash at times when it would not otherwise do so.

The principal risks of investing in the Fund are summarized below. The relative significance of each principal risk summarized below may change over time.

Market Risk: Changes in markets may cause the value of investments to fluctuate, which could cause the Fund to underperform other funds with similar investment objectives and strategies. Such changes may be rapid and unpredictable. From time to time, markets may experience periods of stress as a result of various market, economic and geopolitical factors (including responses to government actions or interventions) for potentially prolonged periods that may result in: (i) increased market volatility; (ii) reduced market liquidity; and (iii) increased redemptions of shares. Certain securities may be difficult to value under such conditions, and such conditions may add significantly to the risk of volatility in the net asset value of the Fund's shares and adversely affect the Fund and its investments.

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results or expected returns. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Yield Risk: There can be no guarantee that the Fund will achieve or maintain any particular level of yield.

Debt Securities Risk: The risks of investing in debt or fixed-income securities include (without limitation): (i) credit risk, e.g., the issuer or guarantor of a debt security may be unable or unwilling (or be perceived by market participants, rating agencies, pricing services or otherwise as unable or unwilling) to make timely principal and/or interest payments or otherwise honor its obligations, or changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may affect the value of the Fund’s investments; (ii) maturity risk, e.g., a debt security with a longer maturity may fluctuate in value more than one with a shorter maturity; (iii) market risk, e.g., low demand for debt securities may negatively impact their price; (iv) interest rate risk, e.g., when interest rates go up, the value of a debt security generally goes down, and when interest rates go down, the value of a debt security generally goes up (long-term debt securities are generally more susceptible to interest rate risk than short-term debt securities); and (v) call or prepayment risk, e.g., during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

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Interest rate risk is the risk that the value of the Fund’s investments in fixed-income or debt securities will change because of changes in interest rates. There is a risk that interest rates across the financial system may change, possibly significantly and/or rapidly. Changes in interest rates (or the expectation of such changes) or a lack of market participants may lead to decreased liquidity and increased volatility in the fixed-income or debt markets, making it more difficult for the Fund to sell its fixed-income or debt holdings. Decreased liquidity in the fixed-income or debt markets also may make it more difficult to value some or all of the Fund’s fixed-income or debt holdings. For most fixed-income investments, when market interest rates fall, prices of previously-issued fixed-rate debt securities rise. However, when market interest rates fall, prices of certain variable and fixed-rate debt securities may be adversely affected (i.e., falling interest rates bring the possibility of prepayment risk, as an instrument may be redeemed before maturity). Very low or negative interest rates may magnify interest rate risk. Low interest rates (or negative interest rates) may magnify the risks associated with rising interest rates. There is a risk that the income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. Other factors that may affect the value of debt securities include, but are not limited to, economic, political, public health, and other crises and responses by governments and companies to such crises.

Not all U.S. government debt securities are guaranteed by the U.S. government—some are backed only by the issuing agency, which must rely on its own resources to repay the debt. The Fund's yield will fluctuate with changes in short-term interest rates.

Floating Rate Loans Risk: The floating rate loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as "junk bonds") and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt instruments. Moreover, such investments may, under certain circumstances, be particularly susceptible to liquidity and valuation risks. Although certain floating rate loans are collateralized, there is no guarantee that the value of the collateral will be sufficient or available to satisfy the borrower’s obligation. In times of unusual or adverse market, economic or political conditions, floating rate loans may experience higher than normal default rates. In the event of a recession or serious credit event, among other eventualities, the value of the Fund's investments in floating rate loans are more likely to decline. The secondary market for floating rate loans is limited and, thus, the Fund’s ability to sell or realize the full value of its investment in these loans to reinvest sale proceeds or to meet redemption obligations may be impaired. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

Floating rate loans and other similar debt obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors (sometimes referred to as “covenant-lite” loans or obligations) are generally subject to more risk than investments that contain traditional financial maintenance covenants and financial reporting requirements.

The terms of many floating rate loans and other instruments are tied to reference rates or benchmarks such as the Secured Overnight Financing Rate (“SOFR”).

Liquidity and Valuation Risk: The Fund’s investments may be illiquid at the time of purchase or liquid at the time of purchase and subsequently become illiquid due to, among other things, events relating to the issuer of the securities, market events, operational issues, economic conditions, investor perceptions or lack of market participants. The lack of an active trading market may make it difficult to sell or obtain an accurate price for a security. If market conditions or issuer specific developments make it difficult to value securities, the Fund may value these securities using more subjective methods, such as fair value pricing. In such cases, the value determined for a security could be different than the value realized upon such security's sale. As a result, an investor could pay more than the market value when buying shares or receive less than the market value when selling shares. This could affect the proceeds of any redemption or the number of shares an investor receives upon purchase. The Fund is subject to the risk that it could not meet redemption requests within the allowable time period without significant dilution of remaining investors' interests in the Fund. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund’s performance. These risks are heightened for fixed-income instruments in a changing interest rate environment.

Loan Participation Interest Risk: There may not be a readily available market for loan participation interests, which in some cases could result in the Fund disposing of such interests at a substantial discount from face value or holding such interests until maturity. In addition, the Fund may be exposed to the credit risk of the underlying corporate borrower as well as the lending institution or other participant from whom the Fund purchased the loan participation interests. The Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest and may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower. Substantial increases in interest rates may cause an increase in loan obligation defaults.

Foreign Securities Risk: An issuer of a security is considered to be a U.S. or foreign issuer based on the issuer’s “country of risk” (or similar designation) as determined by a third party such as Bloomberg (or another similar third party). The issuer’s “country of risk” is determined based on a number of criteria, which may change from time to time and currently include, but are not limited to, its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency.

Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments (such as government expropriation, excessive taxation, political or social instability, or economic sanctions) that may affect the value of investments in foreign securities. There can also be difficulty obtaining and enforcing judgments against issuers in foreign countries. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may

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make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. Economic sanctions may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. Such sanctions may also cause a decline in the value of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country. In addition, as a result of economic sanctions and other similar governmental actions or developments, the Fund may be forced to sell or otherwise dispose of foreign investments at inopportune times or prices. The Fund may seek to hedge against its exposure to changes in the value of foreign currency, but there is no guarantee that such hedging techniques will be successful in reducing any related foreign currency valuation risk.

High-Yield Securities Risk: Investments in high-yield securities or non-investment grade securities (commonly referred to as "junk bonds") are considered speculative by certain ratings agencies because investments in such securities present a greater risk of loss than investments in higher quality securities. Such securities may, under certain circumstances, be less liquid than higher rated securities. These securities pay investors a premium (a high interest rate or yield) because of the potential illiquidity and increased risk of loss (which may be substantial or total loss) of income and principal. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

Money Market/Short-Term Securities Risk: To the extent the Fund holds cash or invests in money market or short-term securities, the Fund may be less likely to achieve its investment objective. In addition, it is possible that the Fund's investments in these instruments could lose money.

Past Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance and an additional index over time. Sales loads, if any, are not reflected in the bar chart. If they were, returns would be less than those shown. The Fund has selected the Bloomberg U.S. Aggregate Bond Index to represent a broad measure of market performance. The table also includes the average annual returns of the Morningstar LSTA US Leveraged Loan Index, which is generally representative of the market sectors or types of investments in which the Fund invests. Index returns reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable.

Performance data for the classes varies based on differences in their fee and expense structures. Performance data is not shown for classes with less than one calendar year of performance. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Please visit newyorklifeinvestments.com/funds for more recent performance information.

Annual Returns, Class I Shares

(by calendar year 2015-2024)

Best Quarter
2020, Q2	8.58%
Worst Quarter
2020, Q1	-11.81%

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Average Annual Total Returns (for the periods ended December 31, 2024)

				10 Years or
	Inception	1 Year	5 Years	Since
				Inception
Return Before Taxes
Class I	5/3/2004	8.50%	5.03%	4.53%
Return After Taxes on Distributions
Class I		4.96%	2.70%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares
Class I		4.96%	2.82%	2.54%
Return Before Taxes
Class A	5/3/2004	4.99%	4.13%	3.97%
Investor Class	2/28/2008	5.39%	4.04%	3.92%
Class C	5/3/2004	6.28%	3.91%	3.46%
Class R6	2/28/2019	8.59%	5.18%	5.14%
SIMPLE Class	8/31/2020	8.08%	N/A	5.55%

Bloomberg U.S. Aggregate Bond Index[1]		1.25%	-0.33%	1.35%
Morningstar LSTA US Leveraged Loan Index[2]		8.95%	5.86%	5.15%

1. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.

2.  The Morningstar LSTA US Leveraged Loan Index is a broad index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market.

After-tax returns are calculated using the highest individual federal marginal income tax rates in effect at the time of each distribution or capital gain or upon the sale of Fund shares, and do not reflect the impact of state and local taxes. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of shares at the end of the measurement period. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown are for Class I shares. After-tax returns for the other share classes may vary.

Management

New York Life Investment Management LLC serves as the Manager. NYL Investors LLC serves as the Subadvisor. The individuals listed below are jointly and primarily responsible for day-to-day portfolio management.

Subadvisor	Portfolio Managers	Service Date

NYL Investors LLC	Mark A. Campellone, Managing Director*	Since 2012
	Arthur S. Torrey, Managing Director	Since 2012
	Gregory Fantoni, Senior Director	Since May 2025

* Effective June 30, 2025, Mark A. Campellone will retire from NYL Investors LLC and will no longer be a portfolio manager of the Fund.

How to Purchase and Sell Shares

You may purchase or sell shares of the Fund on any day the Fund is open for business by contacting your financial adviser or financial intermediary firm, or by contacting the Fund by telephone at 800-624-6782, by mail at New York Life Investments Funds, P.O. Box 219003, Kansas City, MO 64121-9000, by overnight mail to 430 West 7th Street, Suite 219003, Kansas City, MO 64105-1407, or by accessing our website at newyorklifeinvestments.com/accounts. Class R6 shares are generally only available to certain retirement plans invested in the Fund through omnibus accounts (either at the plan level or omnibus accounts held on the books of the Fund). SIMPLE Class shares are generally only available to SIMPLE IRA Plan accounts. Class R6 and SIMPLE Class shares are generally not available to retail accounts. Generally, an initial investment minimum of $1,000 applies if you invest in Investor Class, Class C or SIMPLE Class shares, $15,000 for Class A shares and $1,000,000 for individual investors in Class I shares investing directly (i) with the Fund; or (ii) through certain private banks and trust companies that have an agreement with NYLIFE Distributors LLC, the Fund’s principal underwriter and distributor, or its affiliates. A subsequent investment minimum of $50 applies to investments in Investor Class and Class C shares. However, for Investor Class and Class C shares purchased through AutoInvest, New York Life Investments’ systematic investment plan, a $500 initial investment minimum and a $50 minimum for subsequent purchases applies. Class A and SIMPLE Class shares have no subsequent investment minimum. Class R6 shares and institutional shareholders in Class I shares have no initial or subsequent investment minimums.

Certain financial intermediaries through whom you may invest may impose their own investment minimums, fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the Statement of Additional Information, and which will depend on the policies, procedures and trading platforms of the financial intermediary. Consult a representative of your financial intermediary about the availability of shares of the Fund and the intermediary's policies, procedures and other information.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

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Compensation to Financial Intermediary Firms

If you purchase Fund shares through a financial intermediary firm (such as a broker/dealer or bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary firm or your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary firm's website for more information. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker/dealers or other financial intermediaries from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. The Distributor or an affiliate may pay de minimis amounts to intermediaries for setup, connectivity or other technological expenses. Class R6 shares do not carry sales charges or pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in, or in connection with, the sale of the Fund’s shares.

“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. Securities distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, Member FINRA/SIPC.

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